UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2021

Landmark Infrastructure Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36735	61-1742322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

400 Continental Blvd., Suite 500

El Segundo, CA 90245

(Address of principal executive office) (Zip Code)

(310) 598-3173

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units, Representing Limited Partner Interests	LMRK	NASDAQ Global Market
8.0% Series A Cumulative Redeemable Preferred Units, $25.00 par value	LMRKP	NASDAQ Global Market
7.9% Series B Cumulative Redeemable Preferred Units, $25.00 par value	LMRKO	NASDAQ Global Market
Series C Floating-to-Fixed Rate Cumulative Redeemable Perpetual Convertible Preferred Units, $25.00 par value	LMRKN	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Landmark Infrastructure Partners LP (the “Partnership”) is contemplating a potential private placement of ABS securities through one or more wholly-owned bankruptcy remote subsidiaries of the Partnership backed by certain data centers owned by affiliates of the Partnership that are leased to third-parties pursuant to triple net leases. There is no assurance that any transaction will be consummated.

Forward Looking Statements

This current report on Form 8-K contains certain statements that are “forward-looking” statements. You can identify forward-looking statements by the use of words such as “may,” “should,” “would,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “contemplates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These forward-looking statements include statements concerning a potential private placement transaction. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. We undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which we become aware of, after the date hereof.

Important Notice to Investors

This Current Report on Form 8-K does not constitute an offer to buy or solicitation of an offer to sell any securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Landmark Infrastructure Partners LP

	By:	Landmark Infrastructure Partners GP LLC,
its general partner

Dated: September 10, 2021	By:	/s/ George P. Doyle
	Name:	George P. Doyle
	Title:	Chief Financial Officer and Treasurer